                                                        EXHIBIT 10(b)




Baltimore, Maryland                                                $20,000,000
December 12, 1996

                              AMENDED AND RESTATED
                        MASTER REVOLVING PROMISSORY NOTE


                                    RECITALS

         A. YOUTH SERVICES INTERNATIONAL, INC., a Maryland corporation ("YSI"), and certain of its wholly-owned subsidiaries, namely YOUTH SERVICES INTERNATIONAL OF IOWA, INC., a Maryland corporation d/b/a Clarinda Academy; YOUTH SERVICES INTERNATIONAL OF TENNESSEE, INC., a Maryland corporation d/b/a Reflections Treatment Agency; YOUTH SERVICES INTERNATIONAL OF MARYLAND, INC., a Maryland corporation d/b/a Victor Cullen Academy; YOUTH SERVICES INTERNATIONAL OF BALTIMORE, INC., a Maryland corporation d/b/a Charles H. Hickey, Jr. School; YOUTH SERVICES INTERNATIONAL OF NORTHERN IOWA, INC., an Iowa corporation d/b/a Forest Ridge; YSI OF CENTRAL IOWA, INC., an Iowa corporation d/b/a Woodward Academy; YSI OF UTAH, INC., a Utah corporation; YOUTH SERVICES INTERNATIONAL OF SOUTH DAKOTA, INC., a South Dakota corporation d/b/a Chamberlain Academy, Springfield Academy and Missouri River Academy; YOUTH SERVICES INTERNATIONAL OF MISSOURI, INC., a Missouri corporation d/b/a Tarkio Academy; SOUTHWESTERN CHILDREN'S HEALTH SERVICES, INC. , an Arizona corporation d/b/a Parc Place, Inc., Promise House, Inc. and Touchstone Community, Inc.; YOUTH SERVICES INTERNATIONAL OF MAMMOTH, INC., a California corporation (all of the foregoing, including YSI, are hereafter referred to individually and collectively, as the "Original Borrowers"), executed and delivered their Master Revolving Promissory Note dated as of June 20, 1995, payable to the order of SIGNET BANK/MARYLAND (the "Original Promissory Note").

         B. The extension of credit evidenced by the Original Promissory Note was further governed by a Loan and Security Agreement among SIGNET BANK/MARYLAND and the Original Borrowers dated as of June 20, 1995 (the "Loan Agreement"). The Loan Agreement provided that additional subsidiaries of YSI might subsequently assume the joint and several obligations of the Original Borrowers under the Original Promissory Note upon the execution of an Assumption Agreement.

         C. Subsequently, on July 25, 1995, YOUTH SERVICES INTERNATIONAL OF NEW MEXICO, INC., a New Mexico corporation d/b/a Desert Hills Center for Youth and Families of New Mexico, executed an Assumption Agreement and became bound, jointly and severally, with the Original Borrowers for all payment and performance obligations set forth in the Original Promissory Note, the Loan Agreement and various other documents and agreements in connection therewith (collectively, the "Loan Documents").

         D. YOUTH SERVICES INTERNATIONAL OF MAMMOTH, INC., a California corporation and an Original Borrower, has now ceased business operations, dissolved under California law, and is no longer a party to the Loan Agreement, the Original Promissory Note or any of the Loan Documents, except to the extent any obligation previously undertaken expressly survives termination of the borrowing relationship.

         E. Prior to or contemporaneously with the execution of this Amended and Restated Master Revolving Promissory Note, YOUTH SERVICES INTERNATIONAL OF TEXAS, INC., a Texas corporation d/b/a Desert Hills Center for Youth and Families of Texas; YOUTH SERVICES INTERNATIONAL OF FLORIDA, INC., a Florida corporation d/b/a Tampa Bay Academy; YOUTH SERVICES INTERNATIONAL OF VIRGINIA, INC., a Virginia corporation d/b/a Camp Washington; DEVELOPMENTAL BEHAVIORAL CONSULTANTS, INC., an Arizona corporation, INTROSPECT HEALTHCARE, CORPORATION, an Arizona corporation d/b/a Desert Hills Center for Youth and Families, and its wholly-owned subsidiary; DESERT HILLS CENTER FOR YOUTH AND FAMILIES INC., an Arizona corporation, have executed an Assumption Agreement.

         F. The Original Borrowers (excluding YOUTH SERVICES INTERNATIONAL OF MAMMOTH, INC.), YOUTH SERVICES INTERNATIONAL OF NEW MEXICO, INC., YOUTH SERVICES INTERNATIONAL OF TEXAS, INC., YOUTH SERVICES INTERNATIONAL OF FLORIDA, INC., YOUTH SERVICES INTERNATIONAL OF VIRGINIA, INC., DEVELOPMENTAL BEHAVIORAL CONSULTANTS, INC., INTROSPECT HEALTHCARE, CORPORATION and DESERT HILLS CENTER FOR YOUTH AND FAMILIES, INC. (each a "Borrower" and collectively, the "Borrowers") desire to amend and restate the Original Promissory Note for the primary purpose of increasing the maximum principal amount that may be advanced from Ten Million Dollars ($10,000,000) to Twenty Million Dollars ($20,000,000).

         NOW, THEREFORE, WITNESSETH:

         SECTION 1.       AMENDMENT AND RESTATEMENT.  The Original Promissory
Note is amended and restated in its entirety as set forth below:

                 FOR VALUE RECEIVED, the undersigned Borrowers jointly and severally promise to pay to the order of SIGNET BANK, successor by merger to SIGNET BANK/MARYLAND (the "Bank"), at the Bank's offices at Commercial Loan Operations, P.O. Box 27145, Richmond, Virginia, 23261-7145, or at such other place as the holder of this Amended and Restated Master Revolving Promissory Note (the "Promissory Note") may from time to time designate, the principal sum of Twenty Million Dollars ($20,000,000), or so much of the principal sum as may have been advanced or readvanced by the Bank, and borrowed or reborrowed by the Borrowers, and which remains outstanding and unpaid, pursuant to the terms and conditions of the Loan Agreement and the Loan Documents, providing to the Borrowers a revolving line of credit (the "Loan"), together with interest thereon at the rate hereafter specified and any and all other sums which may be owing to the holder of this Promissory Note by the Borrowers, on November 30, 1997, the final and absolute due date (the "Maturity Date"), subject to acceleration as herein provided. The following terms shall apply to this Promissory Note:

         1.      INTEREST RATE;  ADDITIONAL CHARGES AND DEEMED ELECTION.

                 1.1 INTEREST RATE. Except as provided in Section 1.1(c) below, for the period from the date of this Promissory Note until all sums due hereunder have been paid in full, interest on the outstanding and unpaid principal balance existing from time to time shall accrue at an annual rate selected by YSI equal to either (i) the one-month LIBOR Rate or the three-month LIBOR Rate, as provided below; or (ii) the Prime Rate. The Borrower shall pay interest monthly in arrears as provided below.
                          (a) As used herein, the term "LIBOR Rate" applicable to any Interest Period means that rate per annum, determined solely by the Bank, equal to one hundred seventy-five basis points (1.75%) in excess of the per annum rate of interest, quoted by Bank in its sole discretion on the first day of such Interest Period, as the London Interbank Offered Rate (adjusted to reflect the cost of reserve requirements as they exist from time to time) as published by Bloomberg or Dow Jones-Telerate, as BBA LIBOR on page 3750 (or by Reuters Monitor Money Rates Service (LIBO page), if Bloomberg or Dow Jones-Telerate is not available), or such other page as may replace that page on that service for the purpose of displaying rates or prices comparable to that rate (rounded upwards, if necessary, to the next higher 1/100%) for deposits in United States Dollars for a period of one (1) month or three (3) months as selected by Borrowers. If more than one such rate appears for either or both the one-month or three-month rate(s) on such page or its replacement, LIBOR Rate shall be the arithmetic mean of such rates. In the event the first day of the Interest Period is not a Business Day, the applicable LIBOR Rate shall be the rate in effect on the immediately preceding Business Day. "Interest Period" means, initially, the period commencing on December 1, 1996, and ending one or three months thereafter as selected by YSI on the day which is at least two (2) Business Days prior to the first day of each succeeding Interest Period;

         and after the initial Interest Period, each period commencing on the day immediately following the last day of the preceding Interest Period (an "Effective Date") and ending on the corresponding day one or three months thereafter, as the case may be; provided, however, that no Interest Period shall extend beyond the Maturity Date. Further, such selected LIBOR Rate shall be effective as the rate of interest throughout such Interest Period even if Borrowers reduce the outstanding and unpaid principal balance to zero and thereafter during such Interest Period borrow or reborrow hereunder.

                          (b) As used herein, the term "Prime Rate" shall mean that annual percentage rate periodically chosen and recorded by the Bank as an index (called the "prime rate"), at, above or below which interest rates are established for certain non-consumer loans. The Prime Rate may not necessarily be the lowest rate at which the Bank imposes interest upon credit extended to any of its commercial customers. If interest is accruing on the Loan at the Prime Rate, the applicable interest rate shall change immediately and automatically with any change in the Prime Rate.

                          (c)     (i)      Notwithstanding anything to the
         contrary above, the Borrowers may borrow monies from time to time secured by a pledge of cash. The rate of interest on any borrowed monies secured under this subsection (c)(i) shall be the LIBOR Rate for the elected LIBOR Rate Period as determined on the second Business Day preceding the date the cash is actually received and collected by the Bank, plus fifty (50) basis points. The cash shall be held in an interest-bearing account assigned to, and under the exclusive control of, the Bank, with interest on the account accruing daily.
                                  (ii)     The Borrowers may borrow monies,
         from time to time, secured by cash invested in certificates of deposit issued by and drawn on the Bank. Such certificates of deposit shall be pledged and assigned to the Bank, and held under its exclusive control, and interest shall accrue on borrowed monies secured by such certificates of deposit at the annual percentage rate of interest being paid by the Bank with respect to the certificate of deposit, plus fifty (50) basis points. Any such certificate of deposit which is redeemed by the Borrowers prior to its stated maturity date in order to prepay the related Advance shall be subject to the Bank's standard penalty for early withdrawal applicable to certificates of deposit.

                                  (iii)    In the sole discretion of the Bank,
         the Borrowers may borrow monies, from time to time, secured by securities, instruments, evidences of indebtedness, or other like collateral (collectively, the "Securities"), which are held by, endorsed to, pledged to, or subject to an enforceable lien, security interest or control agreement, and/or under the exclusive control of the Bank. With respect to any request to lend money to be secured by Securities, the decision to lend, the rate of advance, and the rate of interest to accrue on borrowed monies, shall be determined solely by, and in the absolute discretion of, the Bank. Notwithstanding the foregoing, it is the general intention of the Bank that if any loans are secured by acceptable Securities, interest shall accrue on such loans at the LIBOR Rate plus fifty (50) basis points. Nothing in this subsection (c)(iii) shall be deemed a commitment of the Bank to loan monies or otherwise extend credit based on the Securities.

                          (d) The date and amount of each Advance made by the Bank and each payment made by the Borrowers shall be recorded by the Bank on the books and records of the Bank, but any failure to record such dates or amounts shall not relieve the Borrowers of their obligation of repayment under this Promissory Note.

                 1.2.     ADDITIONAL CHARGES.

                          (a) The Borrower shall also pay to the Bank a monthly unused credit fee at the annual percentage rate of one-quarter of one percent (0.25%) on the average daily unborrowed portion of the $20,000,000 maximum principal amount available and undisbursed. The unused credit fee shall be payable to the Bank on the last day of each month.

                          (b) The Borrowers shall, from time to time, pay to the Bank on demand such amount as the Bank may reasonably determine to be necessary to compensate it for any increased costs attributable to its making or maintaining the Loan which result from any change in applicable law, regulation or directive, or in the interpretation or application thereof, including specifically, without limitation, any reserve, capital or other requirements that may be imposed by law, regulation or guidelines adopted by any state or federal regulatory agency. In the event that any demand for increased costs is made by the Bank, the Bank shall provide the Borrower with a written calculation of the increased costs attributable to the Loan.

                 1.3. INTEREST RATE ELECTION. YSI, on behalf of itself and all Borrowers, may elect a one-month LIBOR Rate or a three-month LIBOR Rate at any time or from time to time, provided, however, such election shall be effective only if in writing and delivered to the Bank at least two (2) Business Days prior to an Effective Date. A LIBOR Rate so selected shall be applicable as to the daily outstanding and unpaid principal balance as of the Effective Date and as of each day thereafter during a LIBOR Rate Interest

         Period. In the absence of a timely election by YSI of a LIBOR Rate, or upon the expiration of any LIBOR Rate in effect from time to time, interest shall immediately thereafter accrue on the outstanding principal balance at the Prime Rate set forth in Section 1.1(b) above until a LIBOR Rate election is duly made by YSI.

                 2. CALCULATION OF INTEREST. Interest shall be calculated on the basis of a three hundred sixty (360) days per year factor applied to the actual days on which there exists an outstanding and unpaid principal balance.

                 3. REPAYMENT. The Borrowers shall pay to the Bank, on the last day of each month, commencing on the last day of July, 1995, accrued interest and the unused credit fee as hereinabove set forth, computed on the daily outstanding and unpaid principal balance of this Promissory Note from time to time existing. The entire outstanding and unpaid principal balance due under this Promissory Note, together with accrued interest thereon to the date of payment, and any and all other sums due and owing under this Promissory Note shall be immediately due and payable on November 30, 1997, provided, however, that upon the occurrence of an "Event of Default" under the Loan Agreement, the terms of which are incorporated herein by this reference, or any Loan Document, and subject to any applicable grace or cure period, the entire outstanding and unpaid principal balance, together with the accrued interest thereon to the date of payment, and any and all other sums due and owing under this Promissory Note shall be immediately due and payable at the option of the Bank.

                 4.       PREPAYMENT. The Borrowers may prepay this Promissory
         Note in whole or part at any time or from time to time without penalty or additional interest, and the Borrowers shall immediately and without demand prepay principal in an amount and at such times as may be necessary to maintain the outstanding principal balance at or less than the maximum principal amount available after application of the Advance Rate (as defined in the Loan Agreement) and all other limitations.

                 5. APPLICATION OF PAYMENTS. All payments made hereunder shall be applied first to late penalties or other sums owing the holder, next to the unused credit fee, then to accrued interest, and then to principal, or, during any default by the Borrowers, in such other order or proportion as the holder of this Promissory Note, in its discretion, may determine.

                 6. LATE PAYMENT PENALTY. Should any payment of interest, principal, or principal and interest, or any other sum due hereunder be received by the holder of this Promissory Note more than fifteen (15) days after its due date, the Borrowers shall pay a late payment penalty equal to five percent (5%) of the amount then due.

                 7. DEFAULT INTEREST RATE. Upon a default in the payment of any amount due under this Promissory Note, which default is not cured or discharged within five (5) days following written notice, or upon the occurrence of any "Event of Default" under the Loan Agreement or any other Loan Document between the Bank and the Borrower, which default is not cured or discharged within any applicable cure or grace period, the holder may without notice or demand, and for the period the Event of Default remains uncured, increase the rate of interest accruing on the outstanding and unpaid principal balance by two (2) percentage points above the rate of interest otherwise applicable, independent of whether the holder of this Promissory Note elects to accelerate the maturity of the obligation evidenced by this Promissory Note.

                 8. CONFESSION OF JUDGMENT. Upon the occurrence of an Event of Default under the Loan Agreement or a default under this Promissory Note, each of the Borrowers, individually and collectively, jointly and severally, authorize any attorney admitted to practice before any court of record in the United States, on behalf of the itself and any or all of the other Borrowers, to then confess judgment against the Borrower(s) in the full amount of principal, interest and costs due under this Promissory Note, plus attorneys' fees equal to fifteen percent (15%) of all amounts due (not to exceed $50,000) which attorneys' fees shall relate solely to services in connection with the confession of judgment action. Each Borrower consents to the jurisdiction of, and agrees that venue shall be proper in, the Circuit Court for any County or the City of Baltimore, Maryland, and the United States District Court for the District of Maryland, if diversity of citizenship or other jurisdictional basis exists. Each Borrower waives the benefit of any and every statute, ordinance or rule of court which may be lawfully waived conferring upon any Borrower any right or privilege of exemption, stay of execution, or supplementary judgment or related proceedings on a judgment. The authority and power to appear for and enter judgment against any Borrower shall not be extinguished by any judgment entered pursuant hereto; such authority and power may be exercised on one or more occasions from time to time, in the same or different jurisdictions, as often as the holder shall deem necessary or advisable until all sums due under this Promissory Note have been paid in full.

                 9. INTEREST RATE AFTER JUDGMENT. If judgment is entered against the Borrowers on this Promissory Note, the amount of the judgment entered (which may include principal, interest, default interest, late charges, fees, and costs) shall bear interest at the highest rate authorized under this Promissory Note as of the date of entry of the judgment.

                 10. EXPENSES OF COLLECTION. This Promissory Note may be referred to an attorney for collection, whether or not suit has been filed or judgment confessed, and the Borrowers shall pay all of the holder's costs, fees, and expenses, including reasonable attorneys' fees, resulting from such referral.

                 11. WAIVER OF PROTEST. The Borrowers, and all parties to this Promissory Note, whether maker, endorser, or guarantor, waive demand, presentment, notice of dishonor and protest.

                 12. EXTENSIONS OF MATURITY; WAIVER. All parties to this Promissory Note, whether maker, endorser, or guarantor, agree that the Bank, at its option, exercisable in writing and at its sole and absolute discretion, may extend, waive, modify or grant indulgences with respect to any payment due hereunder, without releasing, discharging, or affecting the liability of any such party. Each right, power and remedy of the Bank as provided for in this Promissory Note or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy, and the exercise or beginning of the exercise by the Bank of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Bank of any or all such other rights, powers or remedies. No failure or delay by the Bank to insist upon the strict performance of any term, condition, covenant or agreement of this Promissory Note, or to exercise any right, power or remedy upon a breach thereof, shall constitute a waiver of any such term, condition, covenant or agreement or of any such breach, or preclude the Bank from exercising any such right, power or remedy at any later time or times unless in writing. If the Bank accepts any payment after its due date, it shall not constitute a waiver of the Bank's right to receive timely payment of all other amounts when due.

                 13. COMMERCIAL LOAN. The Borrowers warrant that this Promissory Note is the result of a commercial loan transaction within the meaning of Sections 12-101(c) and 12-103(e), Commercial Law Article, Annotated Code of Maryland, as amended.

                 14. ADVANCE CONDITIONS. The Bank's obligation to make advances under the terms of this Promissory Note shall be conditioned upon and subject to Borrowers' continued compliance with the terms of the

         Loan Agreement and other Loan Documents relating to the Loan evidenced hereby. All statements of account rendered by the Bank to the undersigned shall be presumed to be accurate and correct and shall constitute an account stated between the Borrowers and the Bank, unless within twenty (20) days after the Bank's mailing of any such statement of account, YSI shall give the Bank written notice objecting to such statement of account and specifying the error or errors thought to be contained in such statement.

                 15. NOTICES. Any notice or demand required or permitted by or in connection with this Promissory Note (but without implying any obligation to give any notice or demand) shall be in writing and made by hand delivery, by certified mail, return receipt requested, postage prepaid, or by overnight courier service for next business day delivery, addressed to the holder of this Promissory Note or YSI at the appropriate address set forth below, or to such other address as may be hereafter specified by written notice by the holder of this Promissory Note or YSI, and shall be considered given as of the date of hand delivery, as of three (3) business days after the date of mailing, as of the date specified for delivery if by overnight courier service, independent of the date of actual delivery, as the case may be:

                 If to the Bank:

                          SIGNET BANK
                          Seven Saint Paul Street
                          Baltimore, Maryland 21202
                          Attention:   Warren F. Boutilier
                                       Vice President, or
                                       Philip P. Phillips
                                       Vice President
                          Telephone:   (410) 625-6336
                          Facsimile:   (410) 625-6365



                 If to the Borrower (notice to YSI constitutes notice to all Borrowers):

                          YOUTH SERVICES INTERNATIONAL, INC.
                          2 Park Center Court
                          Suite 200
                          Owings Mills, Maryland 21117
                          Attention:   William P. Mooney
                                       Chief Financial Officer
                          Telephone:   (410) 356-8600
                          Facsimile:   (410) 356-8634

                 16. ASSIGNABILITY. This Promissory Note may be assigned by the holder of this Promissory Note.

                 17. BINDING NATURE. This Promissory Note shall inure to the benefit of and be enforceable by the Bank and the Bank's successors and assigns and any other person to whom the Bank may grant an interest in the Borrowers' obligations to the Bank, and shall be binding and enforceable against the Borrowers and the Borrowers' successors.

                 18. INVALIDITY OF ANY PART. If any provision or part of any provision of this Promissory Note shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Promissory Note and this Promissory Note shall be construed as if such invalid, illegal or unenforceable provision or part hereof had never been contained herein, but only to the extent of its invalidity, illegality or unenforceability.

                 19. GOVERNING LAW. This Promissory Note shall be strictly governed by and construed in accordance with the laws of the State of Maryland, exclusive of its conflict of laws rules, and the undersigned expressly acknowledges that this Promissory Note shall be deemed for all purposes to have been executed and delivered to the Bank within the geographic boundaries of the State of Maryland. The Borrower consents to the jurisdiction of, and agrees venue shall be proper in, the Circuit Court for any County or Baltimore City, Maryland, or the United States District Court for the District of Maryland, if diversity of citizenship or other jurisdictional basis exists, if suit is filed by the Bank to enforce or construe this Promissory Note or any of the Loan Documents.

                 20. SECURITY. The obligations under the Promissory Note are secured by certain collateral identified in the Loan Agreement, including specifically, all accounts, general intangibles, chattel paper, documents and instruments of the Borrowers, as those terms are defined in the Maryland Uniform Commercial Code - Secured Transactions, Title 9, Commercial Law Article, Annotated Code of Maryland.

                 21. JOINT AND SEVERAL LIABILITY. The liability of the makers of this Promissory Note is joint and several. As used herein, the singular "Borrower" shall mean the plural "Borrowers", and vice versa, as the context may require.

                 22.      AGENT.    Each of the Borrowers hereby individually
         and collectively, jointly and severally, nominate, constitute and appoint YSI as its exclusive agent and attorney-in-fact for purposes of (a) requesting advances and receiving monies under the Promissory Note and the Loan Agreement, (b) making a LIBOR Rate election, and (c) receiving or giving notices hereunder, and taking any actions hereunder for and on behalf of any or all of the Borrowers, and the Bank shall be fully indemnified, released and acquitted from any action taken, or not taken, in reliance upon information from, or actions taken by, YSI. This appointment is irrevocable and shall remain in full force and effect until all obligations of the Borrowers hereunder have been paid, in full.

                 23.      ADDITIONAL MAKERS.       The Bank may permit
         additional corporate persons to join in and jointly and severally assume the obligations of the Borrowers provided herein and in the Loan Agreement. Any such corporate person who shall assume such obligations shall do so by executing and delivering an Assumption Agreement, the terms and conditions of which shall be acceptable in form and content to the Bank, and such other instruments or documents as the Bank may require.

                 24.      WAIVER OF JURY TRIAL.    Any suit, action or
         proceeding, whether claim, counterclaim or cross-claim, brought or instituted by any party hereto or any successor or assign of any party on or with respect to this Promissory Note or any other Loan Document, shall be tried only by a court and not by a jury. EACH OF THE BORROWERS AND THE BANK HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY A JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING.

         SECTION 2. EFFECT OF AMENDMENT. The execution and delivery of this Amended and Restated Master Revolving Promissory Note is not intended as repayment of the Original Promissory Note but is in substitution therefor. The execution and delivery of this Amended and Restated Master Revolving Promissory Note shall not constitute a novation, shall not extinguish, terminate, affect or impair the obligations of the Borrowers, and shall not extinguish, terminate, affect or impair any security, right or remedy of the Bank against the Borrowers, the Borrowers' property or any other person obligated under the Loan Documents.

         IN WITNESS WHEREOF, this Promissory Note has been executed by the Borrower as of the 12th day of December, 1996, with the specific intention that this Promissory Note constitute an instrument under seal.


WITNESS/ATTEST:                                    YOUTH SERVICES INTERNATIONAL, INC.


       [SIG]                                       By:  /s/ WILLIAM P. MOONEY                  (SEAL)
----------------------------------                    ----------------------------------------
                                                         William P. Mooney
                                                         Senior Vice President
                                                         and Chief Financial Officer





                                                   YOUTH SERVICES INTERNATIONAL OF
                                                   IOWA, INC.


       [SIG]                                       By:  /s/ WILLIAM P. MOONEY                   (SEAL)
----------------------------------                    ----------------------------------------
                                                         William P. Mooney
                                                         Vice President


                                                   YOUTH SERVICES INTERNATIONAL OF
                                                   TENNESSEE, INC.


       [SIG]                                       By:  /s/ WILLIAM P. MOONEY                   (SEAL)
----------------------------------                    ----------------------------------------
                                                         William P. Mooney
                                                         Vice President





                                                   YOUTH SERVICES INTERNATIONAL OF
                                                   MARYLAND, INC.


       [SIG]                                       By:  /s/ WILLIAM P. MOONEY                   (SEAL)
----------------------------------                    ----------------------------------------
                                                         William P. Mooney
                                                         Vice President



                             [SIGNATURES CONTINUED]

                                                   YOUTH SERVICES INTERNATIONAL OF
                                                   BALTIMORE, INC.


         [SIG]                                     By:  /s/ WILLIAM P. MOONEY                   (SEAL)
----------------------------------                    ----------------------------------------
                                                         William P. Mooney
                                                         Vice President





                                                   YOUTH SERVICES INTERNATIONAL OF
                                                   NORTHERN IOWA, INC.


         [SIG]                                     By:  /s/ WILLIAM P. MOONEY                   (SEAL)
----------------------------------                    ----------------------------------------
                                                         William P. Mooney
                                                         Vice President


                                                   YSI OF CENTRAL IOWA, INC.


         [SIG]                                     By:  /s/ WILLIAM P. MOONEY                   (SEAL)
----------------------------------                    ----------------------------------------
                                                         William P. Mooney
                                                         Vice President


                                                   YSI OF UTAH, INC.


         [SIG]                                     By:  /s/ WILLIAM P. MOONEY                   (SEAL)
----------------------------------                    ----------------------------------------
                                                         William P. Mooney
                                                         Vice President



                                                   YOUTH SERVICES INTERNATIONAL OF
                                                   SOUTH DAKOTA, INC.


         [SIG]                                     By:  /s/ WILLIAM P. MOONEY                   (SEAL)
----------------------------------                    ----------------------------------------
                                                         William P. Mooney
                                                         Vice President

                             [SIGNATURES CONTINUED]

                                                   YOUTH SERVICES INTERNATIONAL OF
                                                   MISSOURI, INC.


        [SIG]                                      By:  /s/ WILLIAM P. MOONEY                   (SEAL)
----------------------------------                    ----------------------------------------
                                                         William P. Mooney
                                                         Vice President


                                                   SOUTHWESTERN CHILDREN'S HEALTH
                                                   SERVICES, INC.


        [SIG]                                      By:  /s/ WILLIAM P. MOONEY                   (SEAL)
----------------------------------                    ----------------------------------------
                                                         William P. Mooney
                                                         Vice President




                                                   YOUTH SERVICES INTERNATIONAL OF
                                                   NEW MEXICO, INC.


        [SIG]                                      By:  /s/ WILLIAM P. MOONEY                   (SEAL)
----------------------------------                    ----------------------------------------
                                                         William P. Mooney
                                                         Vice President




                                                   YOUTH SERVICES INTERNATIONAL OF
                                                   TEXAS, INC.


        [SIG]                                      By:  /s/ WILLIAM P. MOONEY                   (SEAL)
----------------------------------                    ----------------------------------------
                                                         William P. Mooney
                                                         Vice President





                             [SIGNATURES CONTINUED]

                                                   YOUTH SERVICES INTERNATIONAL OF
                                                   FLORIDA, INC.


         [SIG]                                     By:  /s/ WILLIAM P. MOONEY                   (SEAL)
----------------------------------                    ----------------------------------------
                                                         William P. Mooney
                                                         Vice President




                                                   YOUTH SERVICES INTERNATIONAL OF
                                                   VIRGINIA, INC.


         [SIG]                                     By:  /s/ WILLIAM P. MOONEY                   (SEAL)
----------------------------------                    ----------------------------------------
                                                         William P. Mooney
                                                         Vice President




                                                    DEVELOPMENTAL BEHAVIORAL
                                                   CONSULTANTS, INC.


         [SIG]                                     By:  /s/ WILLIAM P. MOONEY                   (SEAL)
----------------------------------                    ----------------------------------------
                                                         William P. Mooney
                                                         Vice President




                                                   INTROSPECT HEALTHCARE,
                                                   CORPORATION


         [SIG]                                     By:  /s/ WILLIAM P. MOONEY                   (SEAL)
----------------------------------                    ----------------------------------------
                                                         William P. Mooney
                                                         Vice President





                             [SIGNATURES CONTINUED]

                                           DESERT HILLS CENTER FOR YOUTH AND
                                           FAMILIES, INC. (a wholly-owned subsidiary of
                                           INTROSPECT HEALTHCARE, CORPORATION)


        [SIG]                              By:  /s/ WILLIAM P. MOONEY                 (SEAL)
----------------------------------            ---------------------------------------
                                                 William P. Mooney
                                                 Vice President





                                [SIGNATURES END]

                                ACKNOWLEDGMENTS

STATE OF MARYLAND, CITY/COUNTY OF BALITMORE, TO WIT:

                 I HEREBY CERTIFY, that on this 27th day of November, 1996, before me, the undersigned, a Notary Public of the State aforesaid, personally appeared William P. Mooney, who acknowledged himself to be the Senior Vice President and Chief Financial Officer of Youth Services International, Inc., a Maryland corporation, and that he, as such Senior Vice President and Chief Financial Officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as Senior Vice President and Chief Financial Officer.

                                        /s/ VICKI GAINOR LOMBARDI
                                        ------------------------------
                                        Notary Public
My Commission Expires:

9/1/97
---------

STATE OF MARYLAND, CITY/COUNTY OF BALTIMORE, TO WIT:

                 I HEREBY CERTIFY, that on this 27th day of November, 1996, before me, the undersigned, a Notary Public of the State aforesaid, personally appeared William P. Mooney, who acknowledged himself to be the Vice President of Youth Services International of Iowa, Inc., Youth Services International of Tennessee, Inc., Youth Services International of Maryland, Inc., Youth Services International of Baltimore, Inc., Youth Services International of Northern Iowa, Inc., YSI of Central Iowa, Inc., YSI of Utah, Inc., Youth Services International of South Dakota, Inc., Youth Services International of Missouri, Inc., Southwestern Children's Health Services, Inc., Youth Services International of New Mexico, Inc., Youth Services International of Texas, Inc., Youth Services International of Florida, Inc., Youth Services International of Virginia, Inc., Developmental Behavioral Consultants, Inc., Introspect Healthcare, Corporation, and Desert Hills Center for Youth and Families, Inc., and that he, as Vice President of each such corporation, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of each of the corporations by himself as Vice President.

                                        /s/ VICKI GAINOR LOMBARDI
                                        ------------------------------
                                        Notary Public
My Commission Expires:

    9/1/97
-------------------